SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

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                                FORM 8-K


                             CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

-------------------------------------------------------------------------------

                           February 28, 2003
             (Date of Report (Date of Earliest Event Reported))



                    Municipal Mortgage & Equity, LLC
         (Exact Name of Registrant as Specified in Its Charter)


          Delaware                 011-11981                 52-1449733
(State or Other Jurisdiction      (Commission              (IRS Employer
      of Incorporation)           File Number)         Identification Number)



          218 North Charles Street, Suite 500                21201
                  Baltimore, Maryland                      (Zip Code)
       (Address of Principal Executive Offices)



                            (443) 263-2900
           (Registrant's Telephone Number, Including Area Code)

ITEM 5.  OTHER EVENTS.

    On February 28, 2003, Municipal Mortgage & Equity, LLC (the "Registrant"), distributed an earnings package to Analysts. Attached is a copy of the package, dated year end December 31, 2002, annexed hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits.
                                Exhibit No.      Description of Document
                                    99.1         Supplemental Information,
                                                 dated year end December 31,
                                                 2002

Exhibit 99.1

                          MUNICIPAL MORTGAGE & EQUITY, LLC



                             SUPPLEMENTAL INFORMATION



                          YEAR ENDED DECEMBER 31, 2002

                               TABLE OF CONTENTS




CAD Statement for the quarter
  and year ended December 31, 2002                                   Page      5

Variance Analysis for CAD                                            Page      6

Rolling Five Quarters - CAD                                          Page      7

GAAP Income Statement for the quarter
  and year ended December 31, 2002                                   Page      8

Variance Analysis for GAAP                                           Page      9

Rolling Five Quarters - GAAP                                         Page     10

Calculation of Diluted Earnings Per Share                            Page     11

CAD to GAAP reconciliation for the quarter
  and year ended December 31, 2002                                   Page  12-13

Condensed Balance Sheets and Book Value Per Share                    Page     14

Leverage at December 31, 2002                                        Page     15

Summary of 4th Quarter 2002 Investment Activity                      Page     16

Participating Portfolio Property Net Operating
  Income Trends                                                      Page     17


Units and Average Rents for Bond Portfolio                           Page  18-22


                                                MUNICIPAL MORTGAGE & EQUITY, LLC
                                          CALCULATION OF CASH AVAILABLE FOR DISTRIBUTION
                                          (in thousands, except share and per share data)
                                                          (unaudited)

                                                                   For the three months ended       For the twelve months ended
                                                                        December 31,                       December 31,
                                                                 -----------------------------     ---------------------------------
                                                                     2002           2001                 2002             2001
                                                                 -------------- --------------     ----------------- ---------------

SOURCES OF CASH:
Interest on bonds, other bond related investments,
  other notes and loans                                           $    22,596    $    22,708         $ 92,267         $ 85,931
Interest on short-term investments                                        264            539            1,255            1,379
Loan servicing fees                                                     1,711          1,962            6,823            6,982
Origination and syndication fees                                        5,463          4,131           16,947           15,769
Other income                                                            4,155          1,345           12,543            7,147
Net gain on sales                                                       1,637            381            1,986              203
                                                                 ------------- --------------     ----------------- ----------------
TOTAL SOURCES OF CASH                                                  35,826         31,066          131,821          117,411
EXPENSES:
Salaries and benefits                                                   6,475          6,379           22,678           21,381
Professional fees                                                       1,472          1,549            4,960            5,501
Other operating expenses                                                1,880          1,720            7,059            6,065
Interest expense                                                        9,899          7,101           34,223           29,651
Income taxes                                                             (443)           (61)             143              744
                                                                 ------------- --------------     ----------------- ----------------
TOTAL EXPENSES                                                         19,283         16,688           69,063           63,342
                                                                 ------------- --------------     ----------------- ----------------
CASH AVAILABLE FOR DISTRIBUTION                                        16,543         14,378           62,758           54,069
                                                                 ------------- --------------     ----------------- ----------------

LESS:
Cash allocable to preferred shareholders and term growth shares,
including preferred shareholders in a subsidiary company                2,994          3,376           12,130           12,503
                                                                 ------------- --------------     ----------------- ----------------

 CASH AVAILABLE FOR DISTRIBUTION TO COMMON SHARES                 $    13,549    $    11,002         $ 50,628         $ 41,566
                                                                 ============= ==============     ================= ================

CAD PER COMMON SHARE                                              $      0.53    $      0.50         $   2.00         $   1.92
                                                                 ============= ==============     ================= ================

CALCULATION OF CASH DISTRIBUTION:

CASH AVAILABLE FOR DISTRIBUTION
    TO COMMON SHARES                                              $    13,549    $    11,002         $ 50,628         $ 41,566
                                                                 ============= ==============     ================= ================

ACTUAL AMOUNT PAID                                                $    11,304    $     9,438         $ 44,498         $ 37,090
                                                                 ============= ==============     ================= ================

PAYOUT RATIO                                                            83.4%          85.8%            87.9%            89.2%
                                                                 ============= ==============     ================= ================

COMMON SHARES OUTSTANDING                                          25,546,010     21,820,266
                                                                 ============= ==============


CASH DISTRIBUTION PER COMMON SHARE                                $    0.4425    $    0.4325         $ 1.7550         $ 1.7150
                                                                 ============= ==============     ================= ================


     The primary differences between Net Income as calculated under generally accepted accounting principles ("GAAP") and Cash Available For Distribution ("CAD") result from the timing of income and expense recognition and non-cash events. These differences between CAD and GAAP income include the treatment of loan origination fees, which for CAD purposes are recognized when received but for GAAP purposes are amortized over the life of the associated loan. In addition, there are differences related to non-cash gains and losses associated with bond valuations and sales, non-cash gains and losses associated with changes in market value of derivative financial instruments, amortization of goodwill and intangibles and capitalization of mortgage servicing rights, net of deferred taxes for GAAP purposes, which are not included in the calculation of CAD.
     The common shares outstanding reported for Cash Available for Distribution are the actual shares outstanding at the end of the quarter. For GAAP, the weighted average shares outstanding during the period are reported for the basic net income per share calculation. The weighted average shares outstanding for diluted net income per share include the potential dilutive effect from the exercise of options, vesting of restricted shares, conversion of the preferred shares and provision for shares to be awarded under the Midland acquisition earn out provision.

VARIANCE ANALYSIS FOR CAD


4th Quarter 2002 Compared to 4th Quarter 2001:

Total income for the fourth quarter of 2002 increased $4.8 million over the same period last year due primarily to the following changes: (1) a $2.8 million increase in other income due primarily to a $1.4 million increase in income on the CAPREIT investments, a $0.5 million guarantee fee earned in the fourth quarter of 2002, and a $0.6 million increase in cancellation, late and other fees; (2) a $1.3 million increase in origination and syndication fees due primarily to a $2.2 million increase in syndication fees related to an increase in the volume of syndications closed, partially offset by a $0.9 million decrease in origination fees; (3) a $1.3 million increase in gain on sales due primarily to a $1.5 million gain on the sale of the Park Center bond and RITESSM in the fourth quarter of 2002 versus a $2.5 million gain on the payoff of the Emerald Hills bond, which was largely offset by losses from swap terminations, in 2001; and (4) a $0.3 million decrease in interest on short-term investments resulting from funding of operations as well as lower investment yields.

Total expenses for the fourth quarter increased $2.6 million over the same period last year due primarily to the following changes: (1) a $2.8 million increase in interest expense associated with an increase in financing costs related to on-balance- sheet securitizations and larger average notes payable balances outstanding during the quarter; (2) a $0.1 million increase in other operating expenses and professional fees due primarily to software hosting and other information system expenses that began in January 2002; and (3) a $0.4 million decrease in income tax expense due to a $1.2 million decrease in taxable income earned at the Company's subsidiaries organized as corporations.


Fiscal Year 2002 Compared to Fiscal Year 2001:

Total income for the year ended December 31, 2002 increased $14.4 million over the same period last year due primarily to the following changes: (1) a $6.3 million increase in collections of interest on bonds, other bond-related investments, other notes and loans; (2) a $5.4 million increase in other income due to a $3.3 million increase in income from the CAPREIT investments, a $1.0 million increase in asset management fees and advisory fees, a $0.5 million guarantee fee earned in 2002 and a $0.5 million increase in cancellation, late and other fees; (3) a $1.8 million increase in gain on sales due primarily to a $1.5 million gain on the sale of the Park Center bond and RITESSM and a $0.2 million gain on the sale of US Treasuries in 2002 versus a $2.5 million gain on the payoff of the Emerald Hills bond, which was largely offset by losses from swap terminations, in 2001; and (4) a $1.2 million increase in origination and syndication fees due to an increase in origination fees, partially offset by a $0.6 million decrease in syndication fees.

Total expenses for the year ended December 31, 2002 increased $5.7 million over the same period last year due primarily to the following changes: (1) a $1.3 million increase in salaries and benefits due to a $2.0 million increase in salaries and other compensation, offset by a $0.7 million decrease in bonuses;
(2) a $0.5 million increase in other operating expenses and professional fees due primarily to software hosting and other information system expenses; (3) a $4.6 million increase in interest expense, primarily associated with an increase in financing costs associated with on-balance sheet securitizations; and (4) a $0.6 million decrease in income tax expense due to a $2.8 million decrease in taxable income earned at the Company's subsidiaries organized as corporations.


                                                MUNICIPAL MORTGAGE & EQUITY, LLC
                                         CALCULATION OF CASH AVAILABLE FOR DISTRIBUTION
                                         (in thousands, except share and per share data)
                                                          (unaudited)

                                                         Qtr Ended       Qtr Ended       Qtr Ended      Qtr Ended      Qtr Ended
                                                          12/31/02       09/30/02        06/30/02       03/31/02        12/31/01
                                                         ------------- --------------  -------------- -------------- ---------------
SOURCES OF CASH:
Interest on bonds, other bond-related investments,
     other notes and loans                                $    22,596    $    23,331     $    23,377    $    22,963     $    22,708
Interest on short-term investments                                264            260             244            487             539
Loan servicing fees                                             1,711          1,544           1,660          1,908           1,962
Origination and syndication fees                                5,463          2,973           5,385          3,126           4,131
Other income                                                    4,155          3,607           2,451          2,330           1,345
Net gain (loss) on sales                                        1,637            207             102             40             381
                                                         ------------- --------------  -------------- -------------- ---------------
     TOTAL SOURCES OF CASH                                     35,826         31,922          33,219         30,854          31,066
                                                         ------------- --------------  -------------- -------------- ---------------
EXPENSES:
Salaries and benefits                                           6,475          5,446           5,930          4,827           6,379
Professional fees                                               1,472            884           1,967            637           1,549
Other operating expenses                                        1,880          1,756           1,697          1,726           1,720
Interest expense                                                9,899          8,134           7,900          8,290           7,101
Income taxes                                                     (443)          (173)            345            414             (61)
                                                         ------------- --------------  -------------- -------------- ---------------
     TOTAL EXPENSES                                            19,283         16,047          17,839         15,894          16,688
                                                         ------------- --------------  -------------- -------------- ---------------
CASH AVAILABLE FOR DISTRIBUTION                                16,543         15,875          15,380         14,960          14,378
LESS:
     Cash allocable to preferred shareholders and term
       growth shares, including preferred shareholders
       in a subsidiary company                                  2,994          2,994           2,995          3,147           3,376
                                                         ------------- --------------  -------------- -------------- ---------------

CASH AVAILABLE FOR DISTRIBUTION
    TO COMMON SHARES                                      $    13,549    $    12,881     $    12,385    $    11,813     $    11,002
                                                         ============= ==============  ============== ============== ===============

CAD PER COMMON SHARE                                      $      0.53    $      0.51     $      0.49    $      0.47     $      0.50
                                                         ============= ==============  ============== ============== ===============

CALCULATION OF CASH DISTRIBUTION:
CASH AVAILABLE FOR DISTRIBUTION
    TO COMMON SHARES                                      $    13,549    $    12,881     $    12,385    $    11,813     $    11,002
                                                         ============= ==============  ============== ============== ===============

ACTUAL AMOUNT PAID                                        $    11,304    $    11,154     $    11,072    $    10,968     $     9,438
                                                         ============= ==============  ============== ============== ===============

PAYOUT RATIO                                                    83.4%          86.6%           89.4%          92.8%           85.8%
                                                         ============= ==============  ============== ============== ===============

COMMON SHARES OUTSTANDING                                  25,546,010     25,349,585      25,308,022     25,213,482      21,820,266
                                                         ============= ==============  ============== ============== ===============

CASH DISTRIBUTION PER COMMON SHARE                        $    0.4425    $    0.4400     $    0.4375    $    0.4350     $    0.4325
                                                         ============= ==============  ============== ============== ===============

Note: Certain prior quarter amounts have been reclassified to conform to the 12/31/02 presentation.


                                                MUNICIPAL MORTGAGE & EQUITY, LLC
                                           CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                          (in thousands, except share and per share data)

                                                                         For the three months ended       For the year ended
                                                                                December 31,                 December 31,
                                                                        ---------------------------  ----------------------------
                                                                              2002           2001            2002          2001
                                                                        ---------------------------  ----------------------------
INCOME:
Interest income
     Interest on bonds and residual interest in bond securitizations    $    13,953    $    17,311     $    59,923    $    53,443
     Interest on loans                                                        9,195          7,930          34,895         33,340
     Interest on short-term investments                                         264            899           1,255          3,081
                                                                        ------------  -------------  -------------- --------------
        Total interest income                                                 23,412         26,140          96,073        89,864
                                                                        ------------  -------------  -------------- -------------
Fee income
     Syndication fees                                                         2,456            222           7,221          5,480
     Origination fees                                                         2,023          3,549           6,631          6,451
     Loan servicing fees                                                      1,711          1,962           6,823          6,982
     Other income                                                             2,143          1,311           8,322         10,043
                                                                        ------------  -------------  -------------- --------------
       Total fee income                                                       8,333          7,044          28,997         28,956
                                                                        ------------  -------------  -------------- --------------
Net gain on sales                                                             5,032          1,327           8,558          8,222
                                                                        ------------  -------------  -------------- --------------
Total income                                                                 36,777         34,511         133,628        127,042
                                                                        ------------  -------------  -------------- --------------
EXPENSES:
Interest expense                                                             10,366          7,228          36,596         30,696
Salaries and benefits                                                         6,475          6,379          22,678         21,381
General and administrative                                                    1,841          2,199           7,020          6,527
Professional fees                                                             1,472          1,549           4,960          5,501
Amortization of goodwill and mortgage servicing rights                          329            494           1,314          2,509
                                                                        ------------  -------------  -------------- --------------
Total expenses                                                               20,483         17,849          72,568         66,614
                                                                        ------------  -------------  -------------- --------------
Net holding losses on derivatives                                              (333)         2,691         (14,863)        (5,572)
Impairments and valuation allowances related to investments                    (620)             -            (730)        (3,256)
Net losses from equity investments in partnerships                           (1,341)        (1,039)         (3,057)        (1,279)
Income tax expense                                                             (260)          (351)         (1,484)        (1,383)
Income allocable to preferred shareholders in a subsidiary company           (2,994)        (2,961)        (11,977)       (10,779)
Cumulative effect on prior years of change in
     accounting for derivatives                                                   -              -               -        (12,277)
                                                                        ------------  -------------  -------------- --------------
Net income                                                              $    10,746    $    15,002     $    28,949    $    25,882
                                                                        ============  =============  ============== ==============

LESS:
     Net income allocable to preferred shares
        and term growth shares                                                    -            418             153          2,035
                                                                        ------------  -------------  -------------- --------------
Net income allocated to common shares                                   $    10,746    $    14,584     $    28,796    $    23,847
                                                                        ============  =============  ============== ==============

EARNINGS PER COMMON SHARE:
Basic earnings per common share:
     Basic earnings before cumulative effect of accounting change       $      0.42    $      0.67     $      1.16    $      1.70
                                                                        ============  =============  ============== ==============
     Basic earnings per common share                                    $      0.42    $      0.67     $      1.16    $      1.12
                                                                        ============  =============  ============== ==============
     Weighted average common shares outstanding                          25,426,254     21,708,191      24,904,437     21,204,209
Diluted earnings per common share:
     Diluted earnings before cumulative effect of accounting change     $      0.41    $      0.65     $      1.13    $      1.66
                                                                        ============  =============  ============== ==============
     Diluted earnings per common share                                  $      0.41    $      0.65     $      1.13    $      1.09
                                                                        ============  =============  ============== ==============
     Weighted average common shares outstanding                          25,917,641     22,349,645      25,473,815     21,804,186

VARIANCE ANALYSIS FOR GAAP

4th Quarter 2002 compared to 4th Quarter 2001:

Total income for the fourth quarter of 2002 increased $2.3 million over the same period last year due primarily to the following changes: (1) a $3.7 million increase in gain on sales due primarily to a $1.4 million gain on the sale of the Park Center bond and RITESSM and a $2.2 million gain on the payoff of the Villa Hialeah bond; (2) a $2.7 million decrease in total interest income primarily due to a $2.1 million decrease in collections of interest on bonds, residual interests in bond securitizations, loans, and other notes, which was largely a result of a one time contingent interest payment of $2.5 million related to the payoff of the Emerald Hills bond in the fourth quarter of 2001, and a decrease in interest on short-term investments resulting from funding of operations as well as lower investment yields; (3) a $2.2 million increase in syndication fees due to an increase in the volume of syndications closed; (4) a $1.5 million decrease in origination fees due to a $0.7 million decrease in conventional equity production and a $0.8 million decrease in permanent loan production; and (5) a $0.8 million increase in other income due primarily to a $0.2 million increase in asset management and advisory fees and a $0.4 million increase in cancellation, late and other fees.

Total expenses for the fourth quarter of 2002 increased $2.6 million over the same period last year due primarily to the following changes: (1) a $3.1 million increase in interest expense associated with an increase in financing costs related to on-balance-sheet securitizations and larger average notes payable balances outstanding during the quarter; and (2) a $0.4 million decrease in general and administrative expenses and professional fees related to a one time charitable contribution made in the fourth quarter of 2001.

The Company also recorded: net holding losses for the change in market value of the Company's derivative financial instruments of $0.3 million; $0.6 million of impairments and valuation allowance expense; and $1.3 million of losses from equity investments in partnerships in the fourth quarter of 2002.


Fiscal Year 2002 Compared to Fiscal Year 2001:

Total income for the year ended December 31, 2002 increased $6.6 million over the same period last year due primarily to the following changes: (1) a $6.2 million increase in total interest income due to a $8.0 million increase in collections of interest on bonds, residual interests in bond securitizations, other notes and loans, offset by a decrease in interest on short-term investments resulting from funding of operations as well as lower investment yields; (3) a $1.7 million increase in syndication fees due to an increase in the volume of syndications closed; and (4) a $1.7 million decrease in other income primarily due to $3.3 million of income in 2001 associated with the Dynex transaction, offset in part by an increase of $1.0 million in asset management and advisory fees and a $0.2 million increase in commission fees in 2002.

Total expenses for the year ended December 31, 2002 increased $6.0 million over the same period last year due primarily to the following changes: (1) a $5.9 million increase in interest expense associated with an increase in financing costs related to on-balance sheet securitizations and larger average notes payable balances outstanding during the year; (2) a $1.3 million increase in salaries and benefits due to a $2.0 million increase in salaries and other compensation, offset by a $0.7 million decrease in bonuses; and (3) a $1.2 million decrease in amortization expense due to changes in accounting guidelines relating to amortization of goodwill.

The Company also recorded: net holding losses for the change in market value of the Company's derivative financial instruments of $14.9 million for the year ended December 31, 2002; $0.7 million of impairment in 2002 associated with a subordinate bond investment compared to a $3.3 million impairment recorded in 2001 on two investments (Hunter's Glen and Buchanan Bay); and $3.1 million of losses from equity investments in partnerships in 2002 versus $1.3 million of similar losses recorded in 2001.


                                                MUNICIPAL MORTGAGE & EQUITY, LLC
                                           CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                          (in thousands, except share and per share data)


                                                              Qtr Ended        Qtr Ended      Qtr Ended     Qtr Ended     Qtr Ended
                                                              12/31/02         09/30/02       06/30/02      03/31/02      12/31/01
                                                           --------------  --------------  -------------  ------------ -------------
INCOME:
Interest income
     Interest on bonds and residual interest in
       bond securitizations                                  $    13,953     $    15,409    $    15,399   $    15,162   $    17,311
     Interest on loans                                             9,195           8,676          8,594         8,430         7,930
     Interest on short-term investments                              264             260            244           487           899
                                                           --------------  --------------  -------------  ------------ -------------
        Total interest income                                     23,412          24,345         24,237        24,079        26,140
                                                           --------------  --------------  -------------  ------------ -------------
Fee income
     Syndication fees                                              2,456             767          2,380         1,618           222
     Origination fees                                              2,023           2,014          1,505         1,089         3,549
     Loan servicing fees                                           1,711           1,544          1,660         1,908         1,962
     Other income                                                  2,143           1,868          2,299         2,012         1,311
                                                           --------------  --------------  -------------  ------------ -------------
        Total fee income                                           8,333           6,193          7,844         6,627         7,044
                                                           --------------  --------------  -------------  ------------ -------------
Net gain on sales                                                  5,032             657            703         2,166         1,327
                                                           --------------  --------------  -------------  ------------ -------------
Total income                                                      36,777          31,195         32,784        32,872        34,511
                                                           --------------  --------------  -------------  ------------ -------------
EXPENSES:
Interest expense                                                  10,366           8,771          8,487         8,972         7,228
Salaries and benefits                                              6,475           5,446          5,930         4,827         6,379
General and administrative                                         1,841           1,756          1,697         1,726         2,199
Professional fees                                                  1,472             884          1,967           637         1,549
Amortization of goodwill and mortgage servicing rights               329             334            333           318           494
                                                           --------------  --------------  -------------  ------------ -------------
Total expenses                                                    20,483          17,191         18,414        16,480        17,849
                                                           --------------  --------------  -------------  ------------ -------------
Net holding gains (losses) on derivatives                           (333)         (9,921)        (7,721)        3,112         2,691
Impairments and valuation allowances related to
  investments                                                       (620)              -              -          (110)            -
Net gains (losses) from equity investments in partnerships        (1,341)         (1,487)            94          (323)       (1,039)
Income tax benefit (expense)                                        (260)            635           (828)       (1,031)         (351)
Income allocable to preferred shareholders in a
  subsidiary company                                              (2,994)         (2,994)        (2,995)       (2,994)       (2,961)
                                                           --------------  --------------  -------------  ------------ -------------
Net income                                                   $    10,746     $       237    $     2,920   $    15,046   $    15,002
                                                           ==============  ==============  =============  ============ =============

LESS:
     Net income allocable to preferred shares
        and term growth shares                                         -               -              -           153           418
                                                           --------------  --------------  -------------  ------------ -------------
Net income allocated to common shares                        $    10,746     $       237    $     2,920   $    14,893   $    14,584
                                                           ==============  ==============  =============  ============ =============

EARNINGS PER COMMON SHARE:
Basic earnings per common share:
     Basic earnings before cumulative effect of
       accounting change                                          $ 0.42          $ 0.01         $ 0.12        $ 0.63        $ 0.67
                                                           ==============  ==============  =============  ============ =============
     Basic earnings per common share                         $      0.42     $      0.01    $      0.12   $      0.63   $      0.67
                                                           ==============  ==============  =============  ============ =============
     Weighted average common shares outstanding               25,426,254      25,329,103     25,252,124    23,584,635    21,708,191
Diluted earnings per common share:
     Diluted earnings before cumulative effect of
       accounting change                                     $      0.41     $      0.01    $      0.11   $      0.62   $      0.65
                                                           ==============  ==============  =============  ============ =============
     Diluted earnings per common share                       $      0.41     $      0.01    $      0.11   $      0.62   $      0.65
                                                           ==============  ==============  =============  ============ =============
     Weighted average common shares outstanding               25,917,641      25,916,151     25,835,808    24,200,030    22,349,645

Note: Certain prior quarter amounts have been reclassified to conform to the 12/31/02 presentation.

                                                Municipal Mortgage & Equity, LLC
                                            Reconciliation of Basic and Diluted EPS

                                  For the three months ended December 31, 2002  For the three months ended December 31, 2001
                                    Income         Shares         Per Share       Income         Shares           Per Share
                                  (Numerator)   (Denominator)      Amount       (Numerator)   (Denominator)        Amount
                                  ------------ --------------- ---------------  ------------- --------------- --------------

(in thousands, except share and per share data)

Basic EPS

Income allocable to common shares  $   10,746      25,426,254    $     0.42      $  14,584       21,708,191      $      0.67
                                                                 ==========                                     ============

Effect of Dilutive Securities

Options and deferred shares                 -         402,817                            -          508,689

Earnings contingency                        -          88,570                            -          132,765
                                  ------------ ---------------                  -----------  ---------------

Diluted EPS

Income allocable to common shares
   plus assumed conversions        $   10,746      25,917,641    $     0.41      $  14,584       22,349,645      $      0.65
                                  ============ ===============   ==========     ===========  ===============     ============

                                  For the year ended December 31, 2002           For the year ended December 31, 2001
                                    Income         Shares        Per Share        Income         Shares           Per Share
                                  (Numerator)   (Denominator)     Amount        (Numerator)   (Denominator)         Amount
                                  ------------ --------------- ------------     ------------- --------------- --------------

(in thousands, except share and per share data)

Basic EPS

Income allocable to common shares  $   28,796      24,904,437    $     1.16      $  23,847       21,204,209      $      1.12
                                                                 ==========                                     ============

Effect of Dilutive Securities

Options and deferred shares                 -         447,594                            -          496,450

Convertible preferred shares to
  the extent dilutive                       -               -                            3           34,261

Earnings contingency                        -         121,784                            -           69,266
                                  ------------ ---------------                  -----------  ---------------

Diluted EPS

Income allocable to common shares
   plus assumed conversions        $   28,796      25,473,815    $    1.13       $  23,850       21,804,186      $      1.09
                                  ============ ===============   =========      ===========  ===============    ============

                                                MUNICIPAL MORTGAGE & EQUITY, LLC
                                 RECONCILIATION OF GAAP INCOME TO CASH AVAILABLE FOR DISTRIBUTION
                                                           (in thousands)
                                                            (unaudited)

                                                                      For the three
                                                                      months ended       For the year ended
                                                                    December 31, 2002    December 31, 2002
                                                                   -------------------   ------------------
INCOME:
Interest income
Interest on bonds and residual interest in bond securitization        $      13,953         $      59,923
    Interest on loans                                                         9,195                34,895
    Interest on short-term investments                                          264                 1,255
                                                                    -----------------     -----------------
      Total interest income                                                  23,412                96,073
                                                                    -----------------     -----------------
Fee income
    Syndication fees                                                          2,456                 7,221
    Origination fees                                                          2,023                 6,631
    Loan servicing fees                                                       1,711                 6,823
    Other income                                                              2,143                 8,322
                                                                    -----------------     -----------------
      Total fee income                                                        8,333                28,997
                                                                    -----------------     -----------------
Net gain on sales                                                             5,032                 8,558
                                                                    -----------------     -----------------
 Total income                                                                36,777               133,628
                                                                    -----------------     -----------------
EXPENSES:
Interest expense                                                             10,366                36,596
Salaries and benefits                                                         6,475                22,678
General and administrative                                                    1,841                 7,020
Professional fees                                                             1,472                 4,960
Amortization of goodwill and mortgage servicing rights                          329                 1,314
                                                                    -----------------     -----------------
Total expenses                                                               20,483                72,568
                                                                    -----------------     -----------------
Net holding losses on derivatives                                              (333)              (14,863)
Impairments and valuation allowances related to investments                    (620)                 (730)
Net losses from equity investments in partnerships                           (1,341)               (3,057)
Income tax expense                                                             (260)               (1,484)
Income allocable to preferred shareholders in a subsidiary company           (2,994)              (11,977)
                                                                    -----------------     -----------------
Net income                                                            $      10,746         $      28,949
                                                                    =================     =================

LESS:
    Net income allocable to term growth shares                                    -                   153
                                                                    -----------------     -----------------
Net income allocated to common shares - GAAP Basis                    $      10,746         $      28,796
                                                                    =================     =================

Conversion to Cash Available for Distribution:
    (1)Mark to market adjustments                                     $         333         $      14,863
    (2)Equity investments                                                     2,836                 6,603
    (3)Net gain on sales                                                     (3,395)               (6,572)
    (3)Amortization of capitalized mortgage servicing fees                      329                 1,314
    (4)Origination fees and other income, net                                 1,377                 3,553
    (5)Valuation allowances and other-than-temporary impairments                620                   730
    (6)Deferred tax expense                                                     703                 1,341
                                                                    -----------------     -----------------
Cash Available for Distribution (CAD)                                 $      13,549         $      50,628
                                                                    =================     =================

Notes
-----
(1) For GAAP reporting, the Company records the non-cash change in fair value of its investment in interest rate swaps and other derivative financial instruments through net income. These non-cash gains and losses are not included in the Company's calculation of CAD.
(2) For GAAP reporting, the Company accounts for various investments in partnerships using the equity method of accounting. As a result, the Company's allocable share of the net income or loss from the partnerships is reported in income (losses) from equity investments in partnerships. The income from these partnerships includes depreciation expense and changes in the fair value of investments in derivatives. For GAAP reporting, distributions are treated as a return of capital. For CAD reporting, the Company records the cash distributions it receives from the partnerships as other income.
(3) For GAAP reporting, the Company recognizes non-cash gains and losses associated with the sale of assets and the capitalization of mortgage servicing rights. The capitalized mortgage servicing rights are amortized into expense over the estimated life of the serviced loans. The non-cash gains and the associated amortization expense are not included in CAD.
(4) Origination fees and certain other income amounts are recognized as income when received for CAD purposes, but for GAAP reporting these items are deferred and amortized into income over the life of the associated investment. This adjustment represents the net difference, for the relevant period, between fees taken into income when received for CAD and the amortization of fees recorded for GAAP.
(5) For GAAP reporting, the Company records valuation allowances and other-than-temporary impairments on its investments in loans, bonds and other bond-related investments. Such non-cash charges do not affect the cash flow generated from the operation of the underlying properties, distributions to shareholders, or the tax-exempt status of the income of the financial obligation under the bonds. Therefore, these items are not included in the calculation of CAD.
(6) For GAAP reporting, the Company's income tax expense contains both a current and a deferred component. Only the Company's current income tax expense is reflected in CAD.

                                 MUNICIPAL MORTGAGE & EQUITY, LLC
                               CONDENSED CONSOLIDATED BALANCE SHEETS
                                          (in thousands)


                                                                 December 31,     December 31,
                                                                     2002             2001
                                                                ---------------- ---------------
ASSETS:
Investment in tax-exempt bonds and residual interest
    in bond securitizations                                        $    781,384    $    629,755
Loans receivable, net                                                   461,448         440,031
Investment in partnerships                                               99,966           5,393
Investment in derivative financial instruments                           18,762           2,912
Cash, cash equivalents and interest receivable                           59,902         113,232
Other assets                                                             97,919          68,948
Goodwill                                                                 33,537          29,005
                                                                ---------------- ---------------
TOTAL                                                              $  1,552,918    $  1,289,276
                                                                ================ ===============
LIABILITIES AND EQUITY:
Notes payable                                                      $    450,924    $    420,063
Short-term debt                                                         219,945          78,560
Long-term debt                                                          147,357         134,881
Residual interest in bond securitizations                                 1,447           7,979
Investment in derivative financial instruments                           49,359          18,646
Current liabilities                                                      36,357          31,974
Preferred shareholders' equity in a subsidiary company                  160,465         160,465
Shareholders' equity                                                    487,064         436,708
                                                                ---------------- ---------------
TOTAL                                                              $  1,552,918    $  1,289,276
                                                                ================ ===============

BOOK VALUE PER COMMON SHARE                                        $      19.07    $      19.31
                                                                ================ ===============

                                                     MUNICIPAL MORTGAGE & EQUITY, LLC
                                                          ADJUSTED BALANCE SHEET
                                                              (in thousands)
                                                               (unaudited)

                                                                                                                    Adjusted
                                                                       December 31, 2002     Adjustments       December 31, 2002
                                                                     --------------------  --------------    --------------------

Cash and cash equivalents                                              $          43,745     $         -       $          43,745
Investment in bonds and loans, net                                             1,210,787        (578,827)(1)             631,960
Off balance sheet assets                                                               -         282,437 (2)             282,437
Other assets                                                                     247,580         (33,537)(3)             214,043
                                                                     --------------------  --------------    --------------------
Total net assets                                                       $       1,502,112     $  (329,927)      $       1,172,185
                                                                     ====================  ==============    ====================


Liabilities, including short-term debt                                 $         707,227     $  (500,439)(4)   $         206,788
Off balance sheet debt                                                                 -         282,437 (2)             282,437
Long-term debt                                                                   147,357               -                 147,357
                                                                     --------------------  --------------    --------------------
Total liabilities                                                      $         854,584     $  (218,002)      $         636,582
                                                                     ====================  ==============    ====================

Leverage Ratio                                                                                                             54.3%

(1)   Adjustments to bonds and loans:
      Remove Midland loans from assets and liabilities                 $         428,045
      Remove Oxford from assets and liabilities                                    5,420
      Adjustment to reflect CAD sale of pari passu taxable loans
         accounted for as borrowings                                              16,646
      Adjustment to reflect effect of highly leveraged obligations               128,716
                                                                     --------------------
                           TOTAL                                       $         578,827
                                                                     ====================

 (2)  Off balance sheet assets includes the following:
      FSA A Bonds                                                      $          67,400
      Other A Bonds                                                               20,978
      Demand Notes                                                                16,247
      P-Floats                                                                   177,812
                                                                     --------------------
                                      TOTAL                            $         282,437
                                                                     ====================

 (3)  Remove goodwill                                                  $          33,537
                                                                     ====================

 (4)  Adjustments to liabilities:
      Remove other liabilities and normal accruals                     $          36,357
      Adjustment to reflect CAD sale of pari passu taxable loans
         accounted for as borrowings                                              16,324
      Remove Oxford from assets and liabilities                                    5,410
      Remove Midland loans from assets and liabilities                           442,348
                                                                     --------------------
                                      TOTAL                            $         500,439
                                                                     ====================

                                                MUNICIPAL MORTGAGE & EQUITY, LLC
                                                         2002 INVESTMENTS
                                                         FOURTH QUARTER
                                                         (In thousands)

BOND PRODUCTION:                                                           QUARTER                                YTD
                                                      PERMANENT          BOND AMOUNT                           PRODUCTION
                                                      INTEREST   --------------------------------   ---------------------------
           PROPERTY                  CITY     STATE     RATE      CONSTRUCTION      PERMANENT        CONSTRUCTION    PERMANENT
-------------------------------   ----------  -----  ----------  ---------------- ---------------   --------------- -----------

City Views at Rosa Burney Park(1)  Atlanta     GA      6.950%              6,300            7,512
Jefferson at Town Lake (2)         Austin      TX      7.875%             25,150           25,150
Olathe Senior Apartments (3)       Olathe      KS      7.050%              8,150            8,150
Osborne Manor Apartments (3)      Los Angeles  CA      7.000%              5,680            5,680
Orchard Springs (4)                Atlanta     GA      6.600%             13,500           13,500
Sanger Trails (5)                  Sanger      TX      7.050%              9,750            9,750
                                                                 ---------------- ---------------
TOTAL                                                             $       68,530  $        69,742    $    133,746   $   166,337
                                                                 ================ ===============   ============== ============

(1) The  Company's  initial  investment  in these  bonds was $1.3  million.  The
      Company earned a 1.25% origination fee on this deal.
(2) The  Company's  initial  investment  in these  bonds was $5.9  million.  The
      Company earned a 1.25% origination fee on this deal.
(3) The Company's  initial  investment in these bonds was $51,000 per bond.  The
      Company earned a 1.25% origination fee on these deals.
(4) The Company earned a 2.00% origination fee on this deal.
(5) The Company earned a 1.25% origination fee on this deal.



CONSTRUCTION/PERMANENT LENDING, SYNDICATION AND OTHER PRODUCTION:
                                                                                     TOTAL FEES                      TOTAL FEES
                                                                                     RECOGNIZED                      RECOGNIZED
                                                                      QUARTER       THIS QUARTER           YTD          YTD
                                                                       VOLUME         FOR CAD            VOLUME       FOR CAD
                                                                  --------------- ---------------   ---------------------------

Tax Credit Equity Syndications (Equity Raised)                    $       51,201  $         2,455    $    152,367   $     7,220

Tax Credit Lending Production                                     $       83,158  $             -    $    176,056   $         -

Conventional Equity Production                                    $       14,657  $           513    $     47,643   $     1,652

Taxable Construction Loan Production (generating a weighted
  average spread of 1.21%)                                        $      111,513  $           353    $    338,202   $     1,562

Taxable Permanent Loan Production                                 $       86,470  $         1,216    $    351,868   $     4,486

Working Capital and Bridge Loans                                  $       28,722  $           339    $     76,154   $     1,037

Equity Investment in CAPREIT Three M Venture                      $            -  $             -    $     75,000   $       750

OTHER INFORMATION:
Balance as of 12/31/02 of Midland Servicing Portfolio
  under Management                                                $    1,090,200  $         1,230

Balance as of 12/31/02 of Midland Equity Syndication Portfolio
  under Management                                                $      833,425  $           796


                                                MUNICIPAL MORTGAGE & EQUITY, LLC
                                                  PARTICIPATING BOND PORTFOLIO
                                                  NET OPERATING INCOME - TREND
                                                    As of December 31, 2002




                                                    Q4 2001       Q3 2002        Q4 2002          Q4 '02/     Q4 '02/
Property                                             Actual        Actual         Actual          Q4 '01      Q3 '02
---------                                           --------      --------       --------         --------   -------
Alban                                                242,953       251,232        239,695           -1.3%       -4.6%
Arlington                                                  0             0              0             N/A         N/A
Barkley Place                                        379,015       283,592        175,222          -53.8%      -38.2%
Barrington at Beach Street                                 0             0              0             N/A         N/A
Cobblestone                                          179,580       166,461        165,532           -7.8%       -0.6%
Cool Springs                                               0             0              0             N/A         N/A
Creekside                                            264,353       293,487        292,194           10.5%       -0.4%
Crossings                                            192,690       165,207        153,686          -20.2%       -7.0%
Gilman Meadows                                       178,290       170,899        165,822           -7.0%       -3.0%
Hamilton Grove                                       208,703       258,127        197,781           -5.2%      -23.4%
Jefferson Commons                                    429,576       274,546        284,837          -33.7%        3.7%
Lakeview                                             162,227       194,191        188,801           16.4%       -2.8%
Mallard I                                             58,433        36,671         38,464          -34.2%        4.9%
Mallard II                                           133,411        89,399        118,246          -11.4%       32.3%
Montclair                                            305,474       341,419        276,820           -9.4%      -18.9%
Newport Village                                      318,144       244,467        231,337          -27.3%       -5.4%
Nicollet Ridge                                       394,316       406,483        374,248           -5.1%       -7.9%
North Pointe                                         540,006       609,179        558,835            3.5%       -8.3%
Palisades Park                                       264,106       249,431        247,662           -6.2%       -0.7%
Riverset I                                           408,873       323,286        383,727           -6.2%       18.7%
Riverset II                                          170,854       142,037        182,374            6.7%       28.4%
Steeplechase Falls                                   370,708       412,236        353,705           -4.6%      -14.2%
Meadows                                              171,553       155,713        145,208          -15.4%       -6.7%
Timber Ridge                                         154,997       140,917        145,324           -6.2%        3.1%
Villas at LaRiviera                                  249,233       198,345        252,264            1.2%       27.2%
Whispering Lake                                      302,653       315,957        350,786           15.9%       11.0%
Winter Oaks                                          184,575       288,197        307,789           66.8%        6.8%
                                                ------------------------------------------     -----------------------
Total                                              6,264,723     6,011,479      5,830,360           -6.9%       -3.0%

Same Store Growth                                  6,264,723     6,011,479      5,830,360           -6.9%       -3.0%

                                                                                                       Occupancy
                                                                      ----------------------------------------------------------
                                                                       Month Ended    Month Ended   Month Ended    Month Ended
                                                Month/Year  Apartment  December 31,  September 30,  December 31,  December 31,
             Apartment Community                 Acquired     Units        2002          2002           2001          2000
                                                                      ----------------------------------------------------------
Participating Mortgage Bonds:
Alban Place                                         Sep-86      194            93.3%         95.4%          90.7%         86.1%
Cobblestone                                         Aug-99      184            92.4%         93.5%          94.0%         96.2%
Creekside Village                                   Nov-87      296            99.7%         99.7%          99.7%         99.0%
Crossings                                           Jan-97      200            87.0%         94.0%          95.5%         92.5%
Jefferson Commons                                   Dec-00      173            84.8%         82.7%          94.8%           N/A
Lakeview                                            Sep-87      180            91.7%         98.3%          97.2%         97.8%
North Pointe                                        Sep-86      540            94.3%         95.0%          96.9%         94.3%
Timber Ridge                                        Dec-00      168            94.0%         98.8%          96.4%           N/A
Villas at LaRiviera                                 Jun-99      199            97.5%         98.0%          96.5%         95.0%
                                                           ---------
    Subtotal Participating Mortgage Bonds                     2,134
                                                           ---------

Mortgage Bonds
Applewood (a.k.a. Paola)                            Jul-99       48            85.4%         95.8%          91.7%         95.8%
Buchanan Bay                                        Mar-01      228            89.5%         86.4%          71.5%           N/A
Charter House (2)                                   Dec-96     ----              N/A           N/A            N/A           N/A
Cielo Vista                                         Aug-99      378            90.5%         93.7%          89.7%         91.0%
Country Club                                        Jul-99      101            86.1%         85.1%          87.1%         92.1%
Delta Village                                       Jun-99       80            97.5%         96.3%          93.8%         93.8%
Elmbrooke                                           Aug-00       54           100.0%        100.0%         100.0%         83.3%
Florida A&M                                         Feb-00       96            90.1%         90.6%          69.8%         94.8%
Gannon (Broward)                                    Feb-98      315            96.8%         98.1%          97.5%         91.1%
Gannon (Dade) (3)                                   Feb-98    1,252            97.0%         97.7%          93.9%         97.5%
Gannon (St. Louis)                                  Feb-98      336            87.5%         89.6%          91.1%         93.8%
Gannon A Bond                                       Feb-98     ----              N/A           N/A            N/A           N/A
Hidden Valley                                       Dec-96       82            89.0%         92.7%          87.8%         91.5%
Honey Creek                                         Mar-99      656            91.8%         89.8%          91.6%         93.6%
Hunter's Glen                                       Mar-01      383            74.4%         81.7%          87.7%           N/A
Lake Piedmont                                       Apr-98      648            88.6%         90.7%          85.0%         79.0%
Monroe (Oakmont, Towne Oak)                         Dec-98      364            97.3%         97.0%          98.4%         93.7%
Mountain View (Willowgreen)                         Nov-86      241            92.3%         95.9%          92.5%         97.5%
Northridge Park II                                  Aug-87      128            84.4%         88.3%          97.7%         97.7%
Oakbrook                                            Dec-96      170            98.2%         92.4%          95.9%         94.1%
Oklahoma City (4)                                   Aug-98      772            91.6%         94.0%          88.1%         92.0%
Orangevale                                          Apr-98       64            98.4%        100.0%         100.0%        100.0%
Parkwood                                            Jun-99      180            95.6%         97.2%          97.2%         94.4%
Riverset II (1)                                     Jan-96     ----              N/A           N/A            N/A           N/A
Riverview                                           Jun-00      228            97.8%         96.9%          17.0%           N/A
Sahuarita                                           Jun-99       52            90.4%        100.0%          75.0%         95.0%
Santa Fe Springs                                    Jun-00      310            84.5%         89.7%          88.4%         95.5%
Shadowbrook                                         Jun-99      193            97.9%         96.9%          96.4%         97.9%
Silver Springs                                      Dec-99      250            92.4%         84.4%          86.4%           N/A
Southwind                                           Aug-00       88           100.0%         98.6%          96.6%         63.6%
Torries Chase                                       Dec-96       99            91.9%         92.9%          99.0%         93.9%
Village Apartments                                  May-00      210            96.2%         93.8%          84.8%         85.7%
Village at Stone Mountain                           Oct-97      722            86.1%         90.6%          93.1%         96.5%
Village Green                                       Feb-00      200            89.5%         90.5%          89.5%         89.0%
Weatherstone                                        Sep-00      100            87.0%         96.0%          40.0%           N/A
Western Hills                                       Dec-98       80            80.0%         83.8%         100.0%         92.5%
Willow Key                                          Mar-99      384            96.1%         97.7%          98.2%         97.0%
Woodglen                                            Dec-99      250            86.0%         87.2%          93.2%           N/A
Woodmark                                            Jun-99      173            96.5%         99.4%          97.7%         87.3%
                                                           ---------
    Subtotal Mortgage Bonds                                   9,915
                                                           ---------

Participating Subordinate Mortgage Bonds:
Barkley Place                                       May-87      156            94.2%         92.9%          92.9%         96.8%
Gilman Meadows                                      Mar-87      125            93.6%         97.6%          94.4%         94.4%
Hamilton Chase                                      Feb-87      300            91.7%         92.7%          94.0%         96.7%
Mallard Cove I & II                                 Feb-87      198            96.5%         92.4%          87.4%         93.4%
Meadows                                             Jan-88      200            95.0%         96.5%          98.5%         93.5%
Montclair                                           Oct-86      159            93.1%         91.2%          90.6%         95.6%
Newport Village                                     Dec-86      220            88.2%         90.0%          95.9%         99.5%
Nicollet Ridge                                      Dec-87      339            94.4%         95.3%          90.0%         95.9%
Riverset II                                         Jan-96      148            92.2%         94.0%          88.2%         95.0%
Steeplechase                                        Oct-88      450            93.8%         95.3%          96.2%         93.6%
Whispering Lake                                     Oct-87      384            88.5%         90.6%          88.3%         88.3%
                                                           ---------
   Subtotal Participating Subordinate Mortgage Bonds          2,679
                                                           ---------

                                                                                            Avg. Monthly Rent
                                                                                           Per Apartment Unit
                                                                        ----------------------------------------------------------
                                                                            Month         Month          Month          Month
                                                                            Ended         Ended          Ended          Ended
                                                Month/Year  Apartment   December 31,  September 30,   December 31,  December 31,
             Apartment Community                 Acquired     Units         2002           2002           2001          2000
                                                                        ----------------------------------------------------------
Participating Mortgage Bonds:
Alban Place                                         Sep-86      194               955            937            895           854
Cobblestone                                         Aug-99      184               573            572            568           548
Creekside Village                                   Nov-87      296               582            570            532           497
Crossings                                           Jan-97      200               749            744            742           735
Jefferson Commons                                   Dec-00      173             1,261          1,231          1,331           N/A
Lakeview                                            Sep-87      180               703            698            684           660
North Pointe                                        Sep-86      540               701            687            664           632
Timber Ridge                                        Dec-00      168               497            496            491           N/A
Villas at LaRiviera                                 Jun-99      199               708            704            656           596
                                                           ---------
    Subtotal Participating Mortgage Bonds                     2,134
                                                           ---------

Mortgage Bonds
Applewood (a.k.a. Paola)                            Jul-99       48               517            517            507           494
Buchanan Bay                                        Mar-01      228               716            716            678           N/A
Charter House (2)                                   Dec-96     ----               N/A            N/A            N/A           N/A
Cielo Vista                                         Aug-99      378               402            425            424           426
Country Club                                        Jul-99      101               440            439            443           432
Delta Village                                       Jun-99       80               581            583            562           511
Elmbrooke                                           Aug-00       54             1,021          1,022            716           712
Florida A&M                                         Feb-00       96             1,377          1,383          1,384         1,352
Gannon (Broward)                                    Feb-98      315               678            674            651           629
Gannon (Dade) (3)                                   Feb-98    1,252               755            753            731           705
Gannon (St. Louis)                                  Feb-98      336               581            578            557           543
Gannon A Bond                                       Feb-98     ----               N/A            N/A            N/A           N/A
Hidden Valley                                       Dec-96       82               601            553            538           519
Honey Creek                                         Mar-99      656               550            551            563           529
Hunter's Glen                                       Mar-01      383               580            579            568           N/A
Lake Piedmont                                       Apr-98      648               483            481            472           461
Monroe (Oakmont, Towne Oak)                         Dec-98      364               487            481            478           452
Mountain View (Willowgreen)                         Nov-86      241               640            633            618           583
Northridge Park II                                  Aug-87      128             1,023          1,032          1,036           971
Oakbrook                                            Dec-96      170               449            442            446           446
Oklahoma City (4)                                   Aug-98      772               485            484            472           462
Orangevale                                          Apr-98       64               973            968            957           915
Parkwood                                            Jun-99      180               473            469            455           442
Riverset II (1)                                     Jan-96     ----               N/A            N/A            N/A           N/A
Riverview                                           Jun-00      228               657            656            676           N/A
Sahuarita                                           Jun-99       52               552            552            552           540
Santa Fe Springs                                    Jun-00      310               595            608            593           581
Shadowbrook                                         Jun-99      193               483            482            476           460
Silver Springs                                      Dec-99      250               790            796            783           N/A
Southwind                                           Aug-00       88               713            677            680           666
Torries Chase                                       Dec-96       99               511            505            488           472
Village Apartments                                  May-00      210               568            568            492           466
Village at Stone Mountain                           Oct-97      722               759            747            722           698
Village Green                                       Feb-00      200               635            634            635           628
Weatherstone                                        Sep-00      100               804            805            800           N/A
Western Hills                                       Dec-98       80               507            502            506           517
Willow Key                                          Mar-99      384               684            672            641           616
Woodglen                                            Dec-99      250               652            652            631           N/A
Woodmark                                            Jun-99      173               680            680            696           671
                                                           ---------
    Subtotal Mortgage Bonds                                   9,915
                                                           ---------

Participating Subordinate Mortgage Bonds:
Barkley Place                                       May-87      156             2,056          2,050          2,097         2,021
Gilman Meadows                                      Mar-87      125             1,016          1,020          1,032           976
Hamilton Chase                                      Feb-87      300               622            615            607           590
Mallard Cove I & II                                 Feb-87      198               717            732            762           713
Meadows                                             Jan-88      200               605            603            606           596
Montclair                                           Oct-86      159             1,844          1,833          1,841         1,774
Newport Village                                     Dec-86      220               839            842            824           772
Nicollet Ridge                                      Dec-87      339               937            941            939           892
Riverset II                                         Jan-96      148               708            709            705           702
Steeplechase                                        Oct-88      450               606            604            587           578
Whispering Lake                                     Oct-87      384               648            647            648           644
                                                           ---------
   Subtotal Participating Subordinate Mortgage Bonds          2,679
                                                           ---------

                                                                                                       Occupancy
                                                                      ----------------------------------------------------------
                                                                       Month Ended    Month Ended   Month Ended    Month Ended
                                                Month/Year  Apartment  December 31,  September 30,  December 31,  December 31,
             Apartment Community                 Acquired     Units        2002          2002           2001          2000
                                                                      ----------------------------------------------------------
Subordinate Mortgage Bonds:
CAPREIT                                             Sep-99     ----              N/A           N/A            N/A           N/A
Cinnamon Ridge                                      Jan-99     ----              N/A           N/A            N/A           N/A
Farmington Meadows                                  Aug-99       69           100.0%         98.6%         100.0%        100.0%
Independence Ridge                                  Aug-96      336            75.3%         75.3%          83.9%         85.5%
Locarno                                             Aug-96      110            90.0%         90.0%          92.7%         89.2%
Olde English Manor                                  Nov-99     ----              N/A           N/A            N/A           N/A
Peaks of Conyer                                     Sep-01      260            87.7%         88.8%            N/A           N/A
Rillito Village                                     Jul-00     ----              N/A           N/A            N/A           N/A
Winter Oaks                                         Nov-99      460            94.3%         93.7%          86.1%         92.2%
                                                           ---------
   Subtotal Subordinate Mortgage Bonds                        1,235
                                                           ---------

Other Bond Related Investments:
Briarwood                                           Dec-98      600            95.0%         97.5%          97.3%         98.3%
Cinnamon Ridge                                      Dec-97      264            92.4%         97.0%          95.8%         95.1%
Golfside Villas (f.k.a. Club West)                  Mar-99      194            99.5%         99.5%         100.0%        100.0%
Park at Landmark                                    Sep-00      396            97.0%         99.0%          94.9%        100.0%
Poplar Glen                                         Jun-97      191            96.3%         95.3%          98.4%         99.0%
RITES - Charter House                               Dec-96      280            91.4%         92.9%          89.3%         93.2%
RITES - Indian Lakes                                Jul-97      296            79.4%         86.8%          89.2%         93.6%
RITES - LaPaloma                                    Apr-99      120            98.3%         98.3%          99.2%         96.7%
RITES - LeMirador (Coleman Senior)                  Apr-98      141            90.1%         85.8%          96.5%         99.3%
RITES - Museum Towers                               Apr-01      286            94.1%         94.1%          89.5%           N/A
RITES - Olde English Manor                          Jun-98      264            93.9%         86.4%          91.3%         91.7%
RITES - Palisades Park                              Feb-98      304            92.8%         95.7%          99.3%         95.1%
RITES - Pavillion                                   Apr-99      132           100.0%        100.0%         100.0%         98.5%
RITES - Queen Anne IV                               Jul-98      110            90.0%         93.6%          99.1%         92.7%
RITES - Rancho/Villas                               May-00      417            89.8%         90.2%          84.6%         87.8%
RITES - Rillito Village                             Aug-98      272            89.0%         92.6%          86.8%         90.1%
RITES - Riverset (1)                                Aug-88      352            92.2%         94.0%          88.2%         95.0%
RITES - Riverset II (1)                             Jan-96     ----              N/A           N/A            N/A           N/A
RITES - Sienna (a.k.a. Italian Gardens)             Apr-98      140            87.9%         82.9%          95.0%        100.0%
RITES - Sonterra                                    May-98      156            92.3%         91.0%          76.3%         90.7%
RITES - Southgate Crossings                         Jun-97      215            94.0%         97.2%         100.0%         96.3%
RITES - Southwood                                   Nov-97    1,286            79.4%         84.4%          82.0%         83.9%
                                                           ---------
   Subtotal Other Bond Related Investments                    6,416
                                                           ---------

    Total Units/Weighted Average Investments                 22,379            91.1%         92.6%          90.6%         93.0%
                                                           =========

Total/Same Stores (5) 2000                                   20,053            91.5%         93.0%          91.9%         93.0%
Total/Same Stores (5) 2001                                   22,119            91.2%         92.6%          90.6%

Construction/Substantial Rehab Properties and Other Investments
Arlington                                           Dec-00      176            24.4%          9.7%            N/A           N/A
Barrington at Beach Street                          Oct-00      398            53.0%         44.5%          17.1%           N/A
Bedford Park                                        Oct-00      312            64.1%         67.9%          42.9%         65.1%
CAPREIT Joint Venture (6)                           Jun-02    6,279            93.5%         95.1%            N/A           N/A
CAPREIT TERA (7)                                    Mar-01    2,942            93.0%         92.9%          92.0%           N/A
Chancellor                                          Nov-01      101              N/A           N/A            N/A           N/A
Chancellor II                                       Mar-02       46              N/A           N/A            N/A           N/A
City Views at Rosa Burney Park                      Dec-02      180              N/A           N/A            N/A           N/A
Cool Springs                                        Aug-00      124            51.6%         44.4%          17.7%           N/A
Coronel Village                                     Apr-02       48              N/A           N/A            N/A           N/A
Fort Branch                                         Dec-00      250            60.8%         36.8%            N/A           N/A
Hidden Brooks                                       Sep-01      201            85.6%         86.1%          87.1%           N/A
Jefferson at Town Lake                              Dec-02      216              N/A           N/A            N/A           N/A
Las Trojas                                          Mar-02       49              N/A           N/A            N/A           N/A
Lincoln Corner                                      Dec-01      134              N/A           N/A            N/A           N/A
Meridian at Bridgewater                             Nov-99       90            86.7%         83.3%          52.2%           N/A
Mountain View Village                               Jun-02      220              N/A           N/A            N/A           N/A
North White Road                                    Nov-01      157              N/A           N/A            N/A           N/A
Oak Grove Commons                                   Dec-01      168              N/A           N/A            N/A           N/A
Olathe Senior Residences                            Dec-02      144              N/A           N/A            N/A           N/A
Osborne Place Manor                                 Dec-02       50              N/A           N/A            N/A           N/A
Penn Valley                                         Dec-01       42              N/A           N/A            N/A           N/A
Sanger Trails                                       Dec-02      208              N/A           N/A            N/A           N/A
Sycamore Senior Village                             Jun-02      300              N/A           N/A           0.0%           N/A
Village at Sun Valley                               May-00      276            70.7%         67.4%          32.6%           N/A
Walnut Tree                                         Mar-02       64              N/A           N/A            N/A           N/A
                                                           ---------
  Subtotal Construction/Rehab Properties                     13,175
                                                           ---------

       Total Units                                           35,554
                                                           =========


                                                                                            Avg. Monthly Rent
                                                                                           Per Apartment Unit
                                                                        ----------------------------------------------------------
                                                                            Month         Month          Month          Month
                                                                            Ended         Ended          Ended          Ended
                                                Month/Year  Apartment   December 31,  September 30,   December 31,  December 31,
             Apartment Community                 Acquired     Units         2002           2002           2001          2000
                                                                        ----------------------------------------------------------
Subordinate Mortgage Bonds:
CAPREIT                                             Sep-99     ----               N/A            N/A            N/A           N/A
Cinnamon Ridge                                      Jan-99     ----               N/A            N/A            N/A           N/A
Farmington Meadows                                  Aug-99       69               814            814            814           814
Independence Ridge                                  Aug-96      336               553            553            550           534
Locarno                                             Aug-96      110               882            882            866           838
Olde English Manor                                  Nov-99     ----               N/A            N/A            N/A           N/A
Peaks of Conyer                                     Sep-01      260               735            735            740           N/A
Rillito Village                                     Jul-00     ----               N/A            N/A            N/A           N/A
Winter Oaks                                         Nov-99      460               558            554            547           520
                                                           ---------
   Subtotal Subordinate Mortgage Bonds                        1,235
                                                           ---------

Other Bond Related Investments:
Briarwood                                           Dec-98      600               623            614            589           570
Cinnamon Ridge                                      Dec-97      264               932            925            916           885
Golfside Villas (f.k.a. Club West)                  Mar-99      194               615            613            586           571
Park at Landmark                                    Sep-00      396             1,084          1,091          1,046           954
Poplar Glen                                         Jun-97      191               971            956            919           875
RITES - Charter House                               Dec-96      280               624            622            611           596
RITES - Indian Lakes                                Jul-97      296               800            785            774           738
RITES - LaPaloma                                    Apr-99      120               629            621            620           589
RITES - LeMirador (Coleman Senior)                  Apr-98      141               834            842            814           832
RITES - Museum Towers                               Apr-01      286             1,363          1,363          1,355           N/A
RITES - Olde English Manor                          Jun-98      264               488            489            473           474
RITES - Palisades Park                              Feb-98      304               551            547            525           505
RITES - Pavillion                                   Apr-99      132               652            660            655           619
RITES - Queen Anne IV                               Jul-98      110             1,102          1,099          1,085           957
RITES - Rancho/Villas                               May-00      417               492            492            483           474
RITES - Rillito Village                             Aug-98      272               453            445            447           450
RITES - Riverset (1)                                Aug-88      352               697            697            699           699
RITES - Riverset II (1)                             Jan-96     ----               N/A            N/A            N/A           N/A
RITES - Sienna (a.k.a. Italian Gardens)             Apr-98      140               810            799            807           832
RITES - Sonterra                                    May-98      156               857            855            844           864
RITES - Southgate Crossings                         Jun-97      215               987            965            943           892
RITES - Southwood                                   Nov-97    1,286               500            487            489           480
                                                           ---------
   Subtotal Other Bond Related Investments                    6,416
                                                           ---------

    Total Units/Weighted Average Investments                 22,379               688            684            681           636
                                                           =========

Total/Same Stores (5) 2000                                   20,053               675            671            659           636
Total/Same Stores (5) 2001                                   22,119               696            666            681

Construction/Substantial Rehab Properties and Other Investments
Arlington                                           Dec-00      176             1,388            N/A            N/A           N/A
Barrington at Beach Street                          Oct-00      398               805            806            842           N/A
Bedford Park                                        Oct-00      312               530            547            528           458
CAPREIT Joint Venture (6)                           Jun-02    6,279               755            741            N/A           N/A
CAPREIT TERA (7)                                    Mar-01    2,942               618            625            638           N/A
Chancellor                                          Nov-01      101               N/A            N/A            N/A           N/A
Chancellor II                                       Mar-02       46               N/A            N/A            N/A           N/A
City Views at Rosa Burney Park                      Dec-02      180               N/A            N/A            N/A           N/A
Cool Springs                                        Aug-00      124             1,932          1,946          1,958           N/A
Coronel Village                                     Apr-02       48               N/A            N/A            N/A           N/A
Fort Branch                                         Dec-00      250               806            821            N/A           N/A
Hidden Brooks                                       Sep-01      201             1,024          1,036          1,050           N/A
Jefferson at Town Lake                              Dec-02      216               N/A            N/A            N/A           N/A
Las Trojas                                          Mar-02       49               N/A            N/A            N/A           N/A
Lincoln Corner                                      Dec-01      134               N/A            N/A            N/A           N/A
Meridian at Bridgewater                             Nov-99       90             3,496          3,496          3,515           N/A
Mountain View Village                               Jun-02      220               N/A            N/A            N/A           N/A
North White Road                                    Nov-01      157               N/A            N/A            N/A           N/A
Oak Grove Commons                                   Dec-01      168               N/A            N/A            N/A           N/A
Olathe Senior Residences                            Dec-02      144               N/A            N/A            N/A           N/A
Osborne Place Manor                                 Dec-02       50               N/A            N/A            N/A           N/A
Penn Valley                                         Dec-01       42               N/A            N/A            N/A           N/A
Sanger Trails                                       Dec-02      208               N/A            N/A            N/A           N/A
Sycamore Senior Village                             Jun-02      300               N/A            N/A            N/A           N/A
Village at Sun Valley                               May-00      276               683            681            643           N/A
Walnut Tree                                         Mar-02       64               N/A            N/A            N/A           N/A
                                                           ---------
  Subtotal Construction/Rehab Properties                     13,175
                                                           ---------

       Total Units                                           35,554
                                                           =========

(1) The Company owns a participating bond, a participating subordinate bond and a RITES interest collateralized by the Riverset property.
(2) The Company owns a non-participating bond and a RITES interest collateralized by the Charter House property.
(3) The Dade Gannon Portfolio represents eight properties.
(4) The Oklahoma City Portfolio represents three properties.
(5) Same Store includes only properties reporting for all three quarters.
(6) CAPREIT Joint Venture represents twenty properties (not included previously in CAPREIT Portfolio).
(7) The CAPREIT TERA Portfolio represents eleven properties.

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                           MUNICIPAL MORTGAGE & EQUITY, LLC



Date:    February 28, 2003                 By: /s/ William S. Harrison____
                                               William S. Harrison
                                               SVP and Chief Financial Officer